THE GABELLI ASSET FUND

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2002

                          [GRAPHIC OF 4 STARS OMITTED]
                                     4 STARS

        MORNINGSTAR RATED(TM) GABELLI ASSET FUND 4 STARS OVERALL AND FOR
               THE FIVE AND TEN-YEAR PERIODS ENDED 09/30/02 AMONG
                 101 AND 34 U.S. DOMICILED MID-CAP BLEND FUNDS,
                RESPECTIVELY. THE FUND WAS RATED 3 STARS FOR THE
                 THREE-YEAR PERIOD ENDED 09/30/02 AMONG 159 U.S.
                         DOMICILED MID-CAP BLEND FUNDS.

TO OUR SHAREHOLDERS,

      In the third quarter of 2002, ongoing economic uncertainty in part reflecting oil prices over $30 per barrel, a crisis in confidence in the integrity of corporate America and the increasing probability of military action against Iraq weighed heavily on the stock market. Near panic selling in July pushed market indices to multi-year lows. A brief rally in August gave way to another wave of selling in September, and at the close of the quarter, the leading market indices were re-testing July lows. Although the Gabelli Asset Fund (the "Fund") declined a disappointing 15.37%, positive returns from selected consumer goods, industrial, cable television and media stocks, which were hurt in the second quarter, helped us outperform the Standard & Poor's ("S&P") 500 Index, which dropped 17.27% during the third quarter.

      In Table I, which tracks Comparative Results, our Fund was ahead of all the major market indices for every period (quarter, year-to date, three-year, five-year, ten-year and since inception) except for the one-year period, where we about matched the Dow Jones Industrial Average. The market provided us with a "Pyrrhic victory," where we beat all of our competition but eventually suffered heavy losses. Notwithstanding that, we believe we can continue to provide returns over the long term outpacing those achieved in unmanaged baskets of securities by doing what we do best -- picking stocks.

TABLE I
COMPARATIVE RESULTS
--------------------------------------------------------------------------------
                                         AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2002(A)
                                         ----------------------------------------------------
                                                YEAR TO       SINCE
                                     QUARTER      DATE     INCEPTION(B)   10 YEAR    5 YEAR    3 YEAR     1 YEAR
                                     --------   --------   ------------   -------    ------    ------     ------
Gabelli Asset Fund ................  (15.37)%   (21.02)%      13.05%       11.50%     3.70%    (3.79)%   (12.65)%

S&P 500 Index .....................  (17.27)%   (28.15)%      10.74%        8.99%   (1.62)%   (12.88)%   (20.47)%
Dow Jones Industrial Average ......  (17.40)%   (23.11)%      12.40%       11.13%     0.83%    (8.19)%   (12.49)%
Nasdaq Composite Index ............  (19.90)%   (39.91)%       7.39%        7.23%   (7.01)%   (24.71)%   (21.80)%

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Dow Jones Industrial Average is an unmanaged index of 30 large industrial stocks. The S&P 500 Index and the Nasdaq Composite Index are unmanaged indicators of stock market performance. Dividends are considered reinvested (except for the Nasdaq Composite Index). Performance for periods less than one year are not annualized.
(b) From commencement of investment operations on March 3, 1986.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information contained herein relating to Morningstar: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Ratings metrics. (C)2002 Morningstar, Inc. All Rights Reserved.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                                                   Quarter
                                                  -------------------------------------------
                                                    1ST         2ND         3RD        4TH         YEAR
                                                  -------     -------     -------     -------     ------
  2002:  Net Asset Value.......................   $34.21      $30.77      $26.04          --         --
         Total Return..........................     3.8%      (10.1)%     (15.4)%         --         --
-----------------------------------------------------------------------------------------------------------
  2001:  Net Asset Value.......................   $33.03      $35.45      $30.70      $32.97      $32.97
         Total Return..........................    (2.6)%       7.3%      (13.4)%      10.6%        0.2%
-----------------------------------------------------------------------------------------------------------
  2000:  Net Asset Value.......................   $40.93      $40.18      $40.14      $33.90      $33.90
         Total Return..........................     0.2%       (1.8)%      (0.1)%      (0.7)%      (2.4)%
-----------------------------------------------------------------------------------------------------------
  1999:  Net Asset Value.......................   $37.18      $41.38      $39.52      $40.84      $40.84
         Total Return..........................     4.8%       11.3%       (4.5)%      15.3%       28.5%
-----------------------------------------------------------------------------------------------------------
  1998:  Net Asset Value.......................   $36.00      $36.41      $31.24      $35.47      $35.47
         Total Return..........................    13.0%        1.1%      (14.2)%      18.2%       15.9%
-----------------------------------------------------------------------------------------------------------
  1997:  Net Asset Value.......................   $27.00      $31.45      $34.99      $31.85      $31.85
         Total Return..........................     2.2%       16.5%       11.3%        4.3%       38.1%
-----------------------------------------------------------------------------------------------------------
  1996:  Net Asset Value.......................   $27.44      $28.09      $27.92      $26.42      $26.42
         Total Return..........................     6.6%        2.4%       (0.6)%       4.5%       13.4%
-----------------------------------------------------------------------------------------------------------
  1995:  Net Asset Value.......................   $23.84      $25.10      $26.76      $25.75      $25.75
         Total Return..........................     7.3%        5.3%        6.6%        3.7%       24.9%
-----------------------------------------------------------------------------------------------------------
  1994:  Net Asset Value.......................   $22.63      $22.36      $23.56      $22.21      $22.21
         Total Return..........................    (2.9)%      (1.2)%       5.4%       (1.2)%      (0.1)%
-----------------------------------------------------------------------------------------------------------
  1993:  Net Asset Value.......................   $21.10      $22.10      $23.63      $23.30      $23.30
         Total Return..........................     6.1%        4.7%        6.9%        2.5%       21.8%
-----------------------------------------------------------------------------------------------------------
  1992:  Net Asset Value.......................   $19.04      $18.91      $19.02      $19.88      $19.88
         Total Return..........................     6.0%       (0.7)%       0.6%        8.5%       14.9%
-----------------------------------------------------------------------------------------------------------
  1991:  Net Asset Value.......................   $17.36      $17.36      $17.90      $17.96      $17.96
         Total Return..........................    11.1%        0.0%        3.1%        3.2%       18.1%
-----------------------------------------------------------------------------------------------------------
  1990:  Net Asset Value.......................   $16.48      $16.81      $15.21      $15.63      $15.63
         Total Return..........................    (4.5)%       2.0%       (9.5)%       7.8%       (5.0)%
-----------------------------------------------------------------------------------------------------------
  1989:  Net Asset Value.......................   $16.46      $18.01      $18.73      $17.26      $17.26
         Total Return..........................    12.0%        9.4%        4.0%       (1.0)%      26.2%
-----------------------------------------------------------------------------------------------------------
  1988:  Net Asset Value.......................   $13.49      $14.62      $14.94      $14.69      $14.69
         Total Return..........................    14.4%        8.4%        2.2%        3.5%       31.1%
-----------------------------------------------------------------------------------------------------------
  1987:  Net Asset Value.......................   $12.97      $13.93      $14.66      $12.61      $12.61
         Total Return..........................    19.6%        7.4%        5.2%      (14.0)%      16.2%
-----------------------------------------------------------------------------------------------------------
  1986:  Net Asset Value.......................   $10.44      $11.21      $11.29      $11.28      $11.28
         Total Return..........................     4.4%(b)     7.4%        0.7%       (0.1)%      12.8%(b)
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Average Annual Returns - September 30, 2002 (a)
                 -----------------------------------------------

            1 Year ......................................... (12.65)%
            5 Year .........................................    3.70%
            10 Year ........................................   11.50%
            Life of Fund (b) ...............................   13.05%
--------------------------------------------------------------------------------
(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on March 3, 1986.

                                Dividend History
--------------------------------------------------------------------------------
                PAYMENT (EX) DATE     RATE PER SHARE   REINVESTMENT PRICE
                -----------------     --------------   ------------------
                December 27, 2001         $0.984          $33.01
                December 27, 2000         $5.880          $33.37
                December 27, 1999         $4.630          $39.92
                December 28, 1998         $1.419          $34.60
                December 30, 1997         $4.610          $31.73
                December 31, 1996         $2.770          $26.42
                December 29, 1995         $2.000          $25.75
                December 30, 1994         $1.056          $22.21
                December 31, 1993         $0.921          $23.30
                December 31, 1992         $0.755          $19.88
                December 31, 1991         $0.505          $17.96
                December 31, 1990         $0.770          $15.63
                December 29, 1989         $1.278          $17.26
                December 30, 1988         $0.775          $14.69
                January 4, 1988           $0.834          $12.07
                March 9, 1987             $0.505          $12.71
--------------------------------------------------------------------------------

MONEY 100

      We are pleased to report that the Gabelli Asset Fund was named to the Fifth Annual MONEY 100 -- MONEY Magazine's exclusive list of the world's 100 best mutual funds for 2001 -- for the fourth straight year. MONEY chooses the 100 funds from various asset allocation groups that have consistently posted competitive returns over the years, that show promise of continuing their success by sticking with their current managers and that have moderate expenses.

[GRAPHIC OF MONEY 100 OMITTED]
                                     MONEY
                                      100
                                      2002

                         THE WORLD'S BEST MUTUAL FUNDS
                         -----------------------------

                      MONEY MAGAZINE IS PLEASED TO PRESENT

                                 GABELLI ASSET

                WITH THIS CERTIFICATE, IN RECOGNITION OF HAVING

                      BEEN NAMED TO THE MONEY 100 FOR 2001


/S/ ROBERT SAFAIN                                       MONEY
    MANAGING EDITOR

COMMENTARY

THE ECONOMY: A RECOVERY

      Economic growth was quite good in the third quarter. Federal Reserve Board ("Fed") Chairman Alan Greenspan is confident the economy is still on a moderate growth path. Investors aren't so sure. On balance, economic data has been mixed. Consumer spending has remained buoyant. Housing starts, existing home sales and auto sales are still quite healthy. Retail sales have held up well, despite the drag from rising unemployment and the toxic impact of the wealth effect.

      Why is the economy treading water? The business sector is acting like a deer caught in headlights. A dearth of capital spending continues to be a drag on the economy and uncertainty regarding Iraq is also probably having an impact. Oil hovering over $30 a barrel is taking its toll on all. We saw impressive Gross Domestic Product ("GDP") growth in the first half as companies began rebuilding inventories depleted during the recession and in the aftermath of 9/11. Then the re-stocking of shelves was put on hold as corporate managers devoted much of their time, energy and resources making sure their companies' books were in good order and/or shoring up balance sheets. As these tasks are completed, we should see the inventory rebuilding cycle resume and the economy make more meaningful progress, though the West Coast dock lock-out will mute results. As corporate managers gain confidence that the recovery is for real, we should also see a modest up-tick in capital spending take some of the economic burden off the American consumer's broad shoulders. However, in order for the world economies to gain traction, oil would need to be plentiful and priced below $25 per barrel.

      Higher energy prices are essentially a tax on virtually every business and consumer. At around $30 per barrel, oil appears to be discounting a serious disruption in supply resulting from a potential war in Iraq, and, closer to home, a threatened strike by Mexican oil workers. It is impossible to predict what will happen in the coming months. However, should the supply lines remain open, we believe oil prices will come down from current levels and no longer pose a serious threat to a global economic recovery. Longer term, the U.S. must consume less and find alternative ways to power our ubiquitous automobile.

      The corporate earnings picture remains cloudy. In our second quarter 2002 letter to shareholders, we opined that given steady economic progress, increased productivity, cost cutting, financial re-engineering, a decline in the "everything including the kitchen sink" write-offs taken in 2001 and a weakening dollar, the result would be a favorable impact on 2002 earnings. We went on to say that although stocks did not yet look cheap, rising earnings would make valuations appear more reasonable. Second half 2002 earnings growth will likely provide help to battered stocks. It appears that the earnings recovery is good but not as vigorous as assumed. Equity valuations, however, have come down. Once the economy gains traction, we believe the aforementioned factors will contribute to more substantial earnings growth in 2003 and provide a foundation for equity returns over the balance of this decade.

THE STOCK MARKET: WHERE IS THE BOTTOM?

      When and where will the stock market bottom out? We wish we knew. At this juncture, stock prices appear to be discounting most if not all of the bad news. In July and again in September, we witnessed the kind of near panic selling that usually foreshadows market bottoms. We believe the old adage that "bull markets climb a wall of worry," and it is apparent that investors have plenty to worry about. We also echo our observation that the two ingredients for a stock market recovery -- low interest rates and a better earnings environment -- are in place.

SOME PERSPECTIVE

      We have experienced one of the deepest and most prolonged bear markets in history. At the end of the third quarter, the S&P 500 Index was off 47% and the technology-heavy Nasdaq Composite Index was down 77% from their respective highs. The S&P 500 Index appears headed for the third straight year of negative returns, the first time this has happened since 1939-41. The causes of this bear market are obvious. Grossly inflated equity valuations ran head on into a rapidly decelerating economy. The tragic events of 9/11 and massive frauds at Enron, Adelphia and WorldCom (among others) further damaged investor psychology. The excessive exuberance Fed Chairman Greenspan warned about in 1996 has given way to despair. Investors who couldn't pay too much for Internet start-ups in the fourth quarter of 1999 and early 2000 are now shunning well established, financially strong companies with dominant positions in their industries. Market cheerleaders forecasting a doubling of the Dow Jones Industrial Average by 2005 have been replaced by doomsayers predicting an extended period of flat to negative equity returns.

      We have experienced such periods, most recently from 1966 through 1981, during which the annualized return for the Dow Jones Industrial Average was negative (minus 0.6%). Indeed, in the late 1970s, BUSINESSWEEK heralded "the death of equities" in one of its weekly issues. But, that time period was characterized by high inflation, economic contraction and rising prices, creating a new economic term, stagflation. Inflation, as represented by the Consumer Price Index, averaged nearly 7% a year. At its peak, inflation reached the mid-teens. Long-term interest rates made it to the high-teens. In addition, that period also included the final years of the disastrous Vietnam War, a tripling of oil prices imposed by the Organization of Petroleum Exporting Countries ("OPEC") following the 1973 Arab/Israeli War, the Watergate Scandal and President Richard Nixon's resignation. Despite today's economic and political uncertainties, it is difficult to imagine this kind of catastrophic market backdrop developing during the next decade. But, since our economic underpinnings are fragile, the risk of an external event could cause a total collapse in investor confidence. Should this occur, we would find even more bargains.

      What do we expect from equity markets over the next five years? Based on an economic model with 3.5% Gross World Product ("GWP") growth (3% in the U.S.) and 3% inflation, we expect after-tax corporate earnings to grow by approximately 6% annually. In addition, now that investors recognize the benefits of dividends, we could see dividends grow by as much as 2% annually. Multiples are unlikely to expand. Under this scenario, ownership of U.S. equities should return close to 8% annually -- hardly inspiring by Roaring 90s standards and below the long-term average, but still a significantly better return than can be expected from most other asset classes.

      Of course, through diligent fundamental research focused on identifying high quality companies trading at attractive valuations relative to the "real world" economic value of assets and/or earnings growth prospects, we plan to do better than the market.

PUTTING HUMPTY DUMPTY BACK TOGETHER

      When past market bubbles burst, lots of debris washed ashore. This time, the bubble was bigger and the debris was more hideous and more widespread. Accountants, analysts and investment bankers (among others) lost their checks and balances and did not act as safety nets and buffers.

      We are in a camp that believes that securities analysts do a terrific job. Beginning in May of 1975, a payment mechanism for research was removed with the collapse of fixed price commissions. The conflicts in the late 1990s are directly traceable to "May Day." Where next? When we joined Wall Street in 1967, research that was performed on a brokerage firm's investment banking client was identified as such. To get back there is an easy fix. Regulation Fair Disclosure ("FD") already put analysts back on the fundamental research track.

      Accountants should not perform services beyond audit functions, except where the fee is small relative to the audit engagement.

      Perhaps we need to revisit the Glass-Steagall Act. The safeguards put in place by that Act were there for a reason.

      All in all, we believe that most corporate managers we see come to work every day to grow the intrinsic value of their enterprise and work hard to have the public stock track the underlying value of the business.

      Our job remains the same -- to ferret out those companies that Mr. Market puts on the bargain counter.

[RESEARCH GRAPHIC OMITTED]
--------------------------------------------------------------------------------

                                WHAT IS RESEARCH?

     ----------------------------------------------------------------------
                                 CONGRATULATIONS

                                     TO THE

                                2002 ALL AMERICAN

                             INSTITUTIONAL INVESTOR

                                  RESEARCH TEAM

                        THE FIRM WHERE RESEARCH IS KING.

           GABELLI & COMPANY, INC., ONE CORPORATE CENTER, RYE, NY 10580
             914-921-5130 o FAX 914-921-5098 o RESEARCH@GABELLI.COM

      [EPS/PMV GRAPHIC OMITTED]
        TRIANGLE
          EPS
          PMV
       MANAGEMENT
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        RESEARCH
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
                              Research (ri' surch)

     Careful or Diligent Research

     Studious inquiry or examination, esp: investigation or experimentation aimed at the discovery or interpretation of facts, revisions of accepted theories or laws in the light of new facts, or practical application of such new or revised theories or laws.

                     INDEPENDENT RESEARCH FOR OVER 25 YEARS

           GABELLI & COMPANY, INC., ONE CORPORATE CENTER, RYE, NY 10580
             914-921-5130 o FAX 914-921-5098 o RESEARCH@GABELLI.COM

      [EPS/PMV GRAPHIC OMITTED]
        TRIANGLE
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     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
                                SECURITY ANALYSIS

     OBJECTIVES:

     1) Seek to present the important facts regarding a publicly held corporate stock or bond issue in a manner most informing and useful to an actual or potential owner.

     2) Seek to reach a dependable conclusion based upon the facts and applicable standard as to the safety and attractiveness of a given security at the current market price or at some assured price.

        SECURITY ANALYSIS PRINCIPLES AND TECHNIQUE, GRAHAM, DODD, COTTLE.

                     INDEPENDENT RESEARCH FOR OVER 25 YEARS

           GABELLI & COMPANY, INC., ONE CORPORATE CENTER, RYE, NY 10580
             914-921-5130 o FAX 914-921-5098 o RESEARCH@GABELLI.COM

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     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
     SECURITY ANALYST

     o Deals with the past, present and future

     o Describes the business

     o Sets forth strong and weak points

     o Estimates future earnings power

     o Makes elaborate comparisons

     o Finally, expresses an opinion

                     INDEPENDENT RESEARCH FOR OVER 25 YEARS

           GABELLI & COMPANY, INC., ONE CORPORATE CENTER, RYE, NY 10580
             914-921-5130 o FAX 914-921-5098 o RESEARCH@GABELLI.COM

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        TRIANGLE
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     ----------------------------------------------------------------------

                          GABELLI ASSET MANAGEMENT INC.
--------------------------------------------------------------------------------

INVESTMENT SCORECARD

      We had a few winners in an awful market. Positions in branded consumer goods companies J. M. Smucker and Energizer posted respectable gains. Gaming and entertainment companies Mandalay Resort Group, MGM Mirage and Harrah's also buoyed performance. Telecommunications stocks, the worst performing industry sector in recent years, rebounded with wireless operator Nextel Communications and AT&T making our top-ten performance list.

      There was no particular industry theme to our laggards list. Amusement park operator Six Flags, telecom equipment manufacturers Lucent Technologies and Corning, cable television provider UnitedGlobalCom and industrial manufacturer Flowserve were among our biggest portfolio disappointments.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

AMERICAN EXPRESS CO. (AXP - $31.18 - NYSE), one of the most widely recognized brands around the world, is focused on increasingly cross-selling financial products and services to its customers. The company consists of three segments: its Travel Related Services business, which contributes approximately 80% of revenues, provides charge cards, credit cards, travelers cheques, and travel services to corporations and consumers; American Express Financial Advisors, which contributes approximately 17% of revenues, provides investment advisory services and financial products such as mutual funds, insurance, and annuities; finally, American Express Bank, which accounts for approximately 3% of revenues, offers banking services to other financial institutions, wholesale banking for corporations, and private banking for high net worth individuals. The company's long-term goal is to deliver revenue growth of at least 8% and earnings per share ("EPS") growth between 12% and 15%.

AMETEK INC. (AME - $29.12 - NYSE) is a leading global manufacturer of analytical instruments for the process, aerospace, power and industrial markets, and a leading producer of electric motors and blowers for the floor care, outdoor power equipment and consumer markets. The company has two operating groups:
Electronic Instruments and Electromechanical. In Electronic Instruments, the company continues to make acquisitions to augment growth. Recent acquisitions include EDAX Inc., and the Instruments for Research and Applied Science. These two companies measure physical properties such as metal purity, environmental monitoring and radiation detection. They have above average growth and are less cyclical than the general industrial economy. At the Electromechanical Group, AMETEK's key strategy is to reduce costs by increasing efficiency and moving non-core operations to low costs countries such as Mexico, the Czech Republic and China. The execution of these two strategies and the company's strong cash flow should enable AMETEK to show steady earnings growth.

BELO CORP. (BLC - $21.88 - NYSE), headquartered in Dallas, is a diversified media company with operations throughout the U.S. The company is the twelfth largest television broadcaster in the U.S. with nineteen television stations, reaching 15% of U.S. households. Belo also owns four daily newspapers, including THE DALLAS MORNING NEWS with daily circulation of over 500,000. Additionally, the company has local Internet sites and regional cable news networks. Belo is geographically focused in three clusters: Texas, the Southwest, and the Northwest.

DPL INC. (DPL - $16.45 - NYSE) is a consolidation play in the Midwest. DPL is the holding company for the small utility, Dayton Power & Light. DPL shares have fallen recently after the management lowered EPS guidance and also indicated that it would write down the value of some of its non-utility investment portfolio. As one of the smallest utilities in the region, and one whose state
(Ohio) has deregulated its low-cost generating plants, we believe that DPL is a prime target for acquisition by a larger electric company.

GENUINE PARTS CO. (GPC - $30.64 - NYSE), a Georgia corporation incorporated in 1928, is the premier service organization engaged in the traditional distribution of automotive and industrial replacement parts, office products and electrical/electronic materials. The company's NAPA automotive parts distribution centers distribute replacement parts (other than body parts) for substantially all motor vehicle makes and models in service in the U.S., including imported vehicles, trucks, buses, motorcycles, recreational vehicles and farm vehicles. The Industrial Parts Group distributes a wide variety of products to its customers, primarily industrial concerns, to maintain and operate plants, machinery and equipment. The Office Products Group (S. P. Richards Company) is engaged in the wholesale distribution of a broad line of office and other products that are used in the daily operation of businesses, schools, offices and institutions. The financially troublesome Electrical/Electronic Materials Group ("EIS") distributes materials for the manufacture and repair of electrical and electronic apparatus.

HEINZ (H.J.) CO. (HNZ - $33.37 - NYSE) is a manufacturer and marketer of processed foods, including condiments and frozen meals. On June 13, 2002, the company announced an agreement to spin-off certain businesses, including U.S. Starkist Tuna, North America pet products, U.S. infant feeding, College Inn broth and U.S. private label soup, to Del Monte Foods Company in a transaction structured in the form of a reverse Morris Trust, which is tax efficient. Each Heinz shareholder will receive approximately 0.45 shares of the new Del Monte shares; as a result, Heinz shareholders will own around 74.5% of the new Del Monte Foods Company. The transaction is expected to close at the end of this calendar year or early 2003, and is subject to regulatory approval and a private letter ruling from the IRS. Following this deal, the H.J. Heinz Company will consist of their North American ketchup, condiment, sauces and frozen meals businesses and their international food businesses.

ITT INDUSTRIES INC. (ITT - $62.33 - NYSE) is a manufacturer of submersible pumps, defense electronics, connectors and switches and specialty products such as automotive tubing and leisure marine equipment. The company's multi-industry portfolio offers growth despite the current economic environment. As a result of the increase in the military budget, ITT's defense business is on a growth track. This group has a record backlog and programs are ramping up in avionics and systems. The water and wastewater market for submersible pumps continues to grow, driven by the demand for clean water. While demand for connectors and switches is weak, in part due to a weak telecommunication industry, the market appears to have stabilized. Demand for ITT's specialty products will follow the automotive and general economy. ITT's mix of businesses, strong balance sheet and substantial cash flow make this an attractive investment.

LIBERTY MEDIA CORP. (L - $7.18 - NYSE), run by savvy deal maker and media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. Liberty Media holds interests in globally branded entertainment networks such as the Discovery Channel, QVC, Encore and STARZ!. Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services.

MGM MIRAGE (MGG - $37.30 - NYSE) owns and operates twenty hotel-casino resort properties, thirteen of which are located in Nevada. Among those located on the Las Vegas Strip are Bellagio, MGM Grand Las Vegas, The Mirage, Treasure Island, New York-New York and Monte Carlo, a 50-50 joint venture with Mandalay Resort Group (MBG - $33.55 - NYSE). MGM Mirage also owns and operates hotel-casino resort properties in Michigan, Mississippi and Australia and operates four hotel-casino resort properties in South Africa. In November 2000, a limited liability company, which MGG owns 50-50 with Boyd Gaming Corporation (BYD - $18.67 - NYSE), began construction of the Borgata, a 2,000-guestroom hotel-casino resort in Atlantic City, New Jersey, which is scheduled to open in the summer of 2003.

PEPSICO INC. (PEP - $36.95 - NYSE) is a $25 billion food and beverage company after the acquisition of Quaker Oats was completed on August 2, 2001. PepsiCo added several products to its existing portfolio of the Pepsi-Cola and Frito Lay brands, such as Gatorade and the Quaker Oats snack and food businesses. The company is focused on the faster growing convenience category, improving their distribution systems and extracting the synergies expected from the merger. PepsiCo is also benefiting from the introduction of new products such as Mountain Dew Code Red, Pepsi Twist, Pepsi Blue, Starbucks Doubleshot Bistro chips and the continued robust growth of Aquafina.

SPS TECHNOLOGIES INC. (ST - $24.93 - NYSE) is a leading manufacturer of fasteners, superalloys and magnetic materials for the aerospace, automotive and industrial markets. The Precision Fasteners and Components group produces high strength fasteners for the aerospace, automotive and machinery markets. The Specialty Materials and Alloys group makes superalloys for the aerospace and industrial gas turbine markets and the Magnetic Products group produces magnetic materials used in automotive, electronics and other specialty applications. SPS has made roughly 20 acquisitions since 1996 and has positioned the nearly $1 billion company to be a strategic global supplier in the consolidating fastener industry. We believe the company will continue to use its strong cash flow to augment internal revenue and earnings growth with acquisitions.

STANDARD MOTOR PRODUCTS INC. (SMP - $10.81 - NYSE), headquartered in Long Island City, New York, supplies functional replacement parts for the engine management, electrical and climate control systems of cars, trucks and buses. The company services all makes and models, both new and old cars, imported and domestic. SMP has two primary divisions -- engine management and temperature control -- and believes it is the number one supplier to the North American aftermarket in each of these lines.

TELEPHONE & DATA SYSTEMS INC. (TDS - $50.45 - AMEX) provides mobile and local phone services to over 4.3 million customers in 35 states. TDS conducts its cellular operations through 81%-owned United States Cellular (USM - $29.58 -
AMEX) and its wireline telephone operations through its wholly owned TDS Telecommunications ("TDS Telecom") subsidiary, a full-service local exchange carrier. On May 4, 2000, TDS sold its 82%-owned PCS subsidiary Aerial Communications to VoiceStream Wireless, which was acquired on May 31, 2001 by Deutsche Telekom (DT - $8.27 - NYSE), a former German phone monopoly. As part of the VoiceStream/Deutsche Telekom deal, TDS received 131.5 million shares of DT and $570 million in cash. TDS recently monetized 75.5 million DT shares with proceeds of $834 million to fund USM's $610 million acquisition of PrimeCo, a wireless operation with 330,000 customers and licenses covering 13.2 million people in and around Chicago. TDS currently owns about 56 million DT shares, representing 0.95 shares of DT per share of TDS.

WATTS INDUSTRIES INC. (WTS - $16.40 - NYSE) is a leading manufacturer of an extensive line of valves and other products to the plumbing, heating and water quality markets. The company has over a 60% market share in its major products in temperature and pressure relief valves, water pressure regulators and backflow prevention devices. Watts has several market opportunities for growing its business. The company has substantial room to leverage its brand awareness and new plumbing codes benefit revenues. A major opportunity for the company is thermostatic mixing valves, which react to water temperature to prevent scalding. These valves are the dominant form of anti-scald protection in Europe and are just beginning to be recognized in the United States. Another big opportunity for Watts is the demand for clean water. Demand for Watt's products should grow as counties repair their infrastructure in order to adequately transfer water from the main line to commercial and residential dwellings. Watts' attractive product line, strong market position and excellent cash flow should help the company foster future growth.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                      WHO                            WHEN
                      ---                            ----
      Special Chats:  Mario J. Gabelli               First Monday of each month
                      Howard Ward                    First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                      NOVEMBER                       DECEMBER                       JANUARY
                      --------                       --------                       -------
      1st Wednesday   Charles Minter & Martin Weiner Charles Minter & Martin Weiner Ivan Arteaga
      2nd Wednesday   Caesar Bryan                   Walter Walsh & Laura Linehan   Charles Minter & Martin Weiner
      3rd Wednesday   Walter Walsh & Laura Linehan   Hart Woodson                   Walter Walsh & Laura Linehan
      4th Wednesday   Barbara Marcin                                                Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The great irony is that investors' appetite for stocks is always strongest near market tops and weakest near market bottoms. It is important to remember that like bull markets, bear markets always end, usually when least expected. We do not know when the market will bottom. However, we believe low interest rates and increasingly attractive equity valuations point to more fertile days for firms that have focused research efforts.

      The goal of every portfolio manager and every analyst is to find well managed, growing companies that are selling at a discount to their intrinsic value, particularly where a catalyst is in place. We have long argued that in a world of rapid change, Mr. Market will provide us with many opportunities to load up our portfolios with these "stock picks." The events of the third quarter will again prove a fertile ground for the type of analysis that Graham and Dodd heralded in the 1930s.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABAX. Please call us during the business day for further information.

                                                   Sincerely,

                                               /S/ MARIO J. GABELLI

                                                   MARIO J. GABELLI, CFA
                                                   Portfolio Manager and
                                                   Chief Investment Officer

November 1, 2002

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                               SEPTEMBER 30, 2002
                               ------------------
        American Express Co.                  PepsiCo Inc.
        Belo Corp.                            SPS Technologies Inc.
        Heinz (H.J.) Co.                      Standard Motor Products Inc.
        ITT Industries Inc.                   Telephone & Data Systems Inc.
        MGM Mirage                            Watts Industries Inc.
--------------------------------------------------------------------------------
NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                              MARKET
  SHARES                                                       VALUE
  ------                                                      ------
             COMMON STOCKS -- 94.3%
             AEROSPACE -- 1.9%
     85,000  Boeing Co. ..............................     $  2,901,050
    170,000  Lockheed Martin Corp. ...................       10,993,900
    117,000  Northrop Grumman Corp. ..................       14,512,680
                                                           ------------
                                                             28,407,630
                                                           ------------
             AGRICULTURE -- 0.6%
    630,000  Archer-Daniels-Midland Co. ..............        7,881,300
     15,000  Delta & Pine Land Co. ...................          281,100
      8,529  Monsanto Co. ............................          130,409
                                                           ------------
                                                              8,292,809
                                                           ------------
             AUTOMOTIVE -- 0.6%
    215,000  General Motors Corp. ....................        8,363,500
     33,000  Volkswagen AG ...........................        1,190,999
                                                           ------------
                                                              9,554,499
                                                           ------------
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 4.8%
     55,000  ArvinMeritor Inc. .......................        1,028,500
     60,000  BorgWarner Inc. .........................        2,978,400
    125,000  CLARCOR Inc. ............................        3,837,500
    600,000  Dana Corp. ..............................        7,848,000
    220,000  Federal-Mogul Corp.+ ....................          116,600
    650,000  GenCorp Inc. ............................        6,539,000
    500,000  Genuine Parts Co. .......................       15,320,000
    180,000  Johnson Controls Inc. ...................       13,827,600
    140,000  Midas Inc.+ .............................          700,000
    301,500  Modine Manufacturing Co. ................        5,734,530
     10,000  O'Reilly Automotive Inc.+ ...............          286,200
    203,500  Pennzoil-Quaker State Co. ...............        4,470,895
    202,500  Scheib (Earl) Inc.+ .....................          556,875
    210,000  Standard Motor Products Inc. ............        2,270,100
     70,000  Superior Industries International Inc. ..        3,295,600
    380,000  Tenneco Automotive Inc.+ ................        1,599,800
    100,000  TransPro Inc.+ ..........................          490,000
                                                           ------------
                                                             70,899,600
                                                           ------------
             AVIATION: PARTS AND SERVICES -- 1.7%
     72,000  Aviall Inc.+ ............................          733,680
    147,000  Curtiss-Wright Corp. ....................        8,789,130
     28,000  Curtiss-Wright Corp., Cl. B .............        1,645,000
    150,000  Fairchild Corp., Cl. A+ .................          778,500
     95,000  Kaman Corp., Cl. A ......................        1,163,750
     45,000  Precision Castparts Corp. ...............          975,600
    100,000  Sequa Corp., Cl. A+ .....................        5,210,000
    104,000  Sequa Corp., Cl. B+ .....................        5,980,000
                                                           ------------
                                                             25,275,660
                                                           ------------
             BROADCASTING -- 1.3%
     20,000  Corus Entertainment Inc., Cl. B+ ........          239,437
     46,800  Fisher Communications Inc. ..............        2,199,600
    230,000  Granite Broadcasting Corp.+ .............          487,600
    207,000  Gray Television Inc. ....................        2,266,650
     20,000  Gray Television Inc., Cl. A .............          269,000

                                                              MARKET
  SHARES                                                       VALUE
  ------                                                      ------
    160,000  Grupo Televisa SA, ADR+ .................     $  4,078,400
    170,000  Liberty Corp. ...........................        6,086,000
      5,000  Lin TV Corp., Cl. A+ ....................          123,750
    160,000  Paxson Communications Corp.+ ............          352,000
    400,000  Television Broadcasts Ltd. ..............        1,230,839
    215,000  Young Broadcasting Inc., Cl. A+ .........        1,864,050
                                                           ------------
                                                             19,197,326
                                                           ------------
             BUILDING AND CONSTRUCTION -- 0.5%
     80,111  Huttig Building Products Inc.+ ..........          271,576
    170,000  Nortek Inc.+ ............................        7,355,900
      4,333  Nortek Inc., Special Common+ (a) ........          187,489
                                                           ------------
                                                              7,814,965
                                                           ------------
             BUSINESS SERVICES -- 1.0%
    700,000  Cendant Corp.+ ..........................        7,532,000
    100,000  Ecolab Inc. .............................        4,173,000
     10,000  Imation Corp.+ ..........................          283,300
     66,500  Landauer Inc. ...........................        2,204,475
    140,000  Nashua Corp.+ ...........................          971,600
                                                           ------------
                                                             15,164,375
                                                           ------------
             CABLE -- 1.5%
  2,100,928  Cablevision Systems Corp., Cl. A+ .......       19,034,408
     30,000  Charter Communications Inc., Cl. A+ .....           55,800
     40,000  Comcast Corp., Cl. A+ ...................          853,200
     40,000  Comcast Corp., Cl. A, Special+ ..........          834,400
     60,000  Shaw Communications Inc., Cl. B .........          492,870
     80,000  Shaw Communications Inc., Cl. B,
             Non-Voting ..............................          665,600
    500,000  UnitedGlobalCom Inc., Cl. A+ ............          820,000
                                                           ------------
                                                             22,756,278
                                                           ------------
             CLOSED END FUNDS -- 0.1%
     84,000  Royce Value Trust Inc. ..................        1,057,560
                                                           ------------
             COMMUNICATIONS EQUIPMENT -- 0.4%
    303,900  Allen Telecom Inc.+ .....................        1,622,826
    700,000  Corning Inc.+ ...........................        1,120,000
  1,000,000  Lucent Technologies Inc.+ ...............          760,000
    190,000  Motorola Inc. ...........................        1,934,200
    350,000  Nortel Networks Corp.+ ..................          189,000
                                                           ------------
                                                              5,626,026
                                                           ------------
             COMPUTER HARDWARE -- 0.0%
     30,000  Hewlett-Packard Co. .....................          350,100
     65,000  Xerox Corp.+ ............................          321,750
                                                           ------------
                                                                671,850
                                                           ------------
             COMPUTER SOFTWARE AND SERVICES -- 0.1%
     30,000  Computer Associates International Inc. ..          288,000
      5,000  Electronic Data Systems Corp. ...........           69,900
    270,000  EMC Corp.+ ..............................        1,233,900
     48,000  Jupitermedia Corp.+ .....................           91,200
                                                           ------------
                                                              1,683,000
                                                           ------------

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                              MARKET
  SHARES                                                       VALUE
  ------                                                      ------
             COMMON STOCKS (CONTINUED)
             CONSUMER PRODUCTS -- 6.2%
     20,000  Alberto-Culver Co., Cl. A ...............     $    922,000
      3,000  Alberto-Culver Co., Cl. B ...............          147,090
     11,000  Christian Dior SA .......................          314,600
    200,000  Church & Dwight Co. Inc. ................        6,630,000
      1,000  Clorox Co. ..............................           40,180
     60,000  Department 56 Inc.+ .....................          627,000
    120,000  Eastman Kodak Co. .......................        3,268,800
    375,000  Energizer Holdings Inc.+ ................       11,400,000
    135,000  Fortune Brands Inc. .....................        6,384,150
    330,000  Gallaher Group plc, ADR .................       12,639,000
    430,000  Gillette Co. ............................       12,728,000
      1,500  Givaudan SA .............................          671,997
     80,000  Harley-Davidson Inc. ....................        3,716,000
     45,000  International Flavors & Fragrances Inc. .        1,433,250
    240,000  Mattel Inc. .............................        4,322,400
     40,000  Maytag Corp. ............................          927,200
     68,000  National Presto Industries Inc. .........        1,963,840
     95,000  Philip Morris Companies Inc. ............        3,686,000
    200,000  Procter & Gamble Co. ....................       17,876,000
     10,000  Rothmans Inc. ...........................          212,770
    200,000  Wolverine World Wide Inc. ...............        3,000,000
                                                           ------------
                                                             92,910,277
                                                           ------------
             CONSUMER SERVICES -- 2.2%
        400  eBay Inc.+ ..............................           21,124
    400,000  Rollins Inc. ............................        7,760,000
  1,320,000  USA Interactive Inc.+ ...................       25,581,600
                                                           ------------
                                                             33,362,724
                                                           ------------
             DIVERSIFIED INDUSTRIAL -- 6.5%
    200,000  Acuity Brands Inc. ......................        2,452,000
      5,000  Anixter International Inc.+ .............          103,000
     50,000  Chemed Corp. ............................        1,538,500
    190,000  Cooper Industries Ltd., Cl. A ...........        5,766,500
    500,000  Crane Co. ...............................        9,880,000
    110,000  Gardner Denver Inc.+ ....................        1,728,100
    275,000  GATX Corp. ..............................        5,445,000
      3,000  General Electric Co. ....................           73,950
     90,000  GenTek Inc. .............................            7,200
    220,000  Greif Bros. Corp., Cl. A ................        5,390,000
     30,000  Harbor Global Co. Ltd. ..................          217,500
    430,000  Honeywell International Inc. ............        9,313,800
    340,000  ITT Industries Inc. .....................       21,192,200
    150,000  Katy Industries Inc.+ ...................          435,000
    310,000  Lamson & Sessions Co.+ ..................        1,069,500
     30,000  MagneTek Inc.+ ..........................           96,000
    225,000  Myers Industries Inc. ...................        2,819,250
     25,000  National Service Industries Inc. ........          151,500
     60,000  Pentair Inc. ............................        2,230,200
    263,900  Sensient Technologies Corp. .............        5,576,207
     92,000  Smiths Group plc ........................          927,407

                                                              MARKET
  SHARES                                                       VALUE
  ------                                                      ------
      1,500  Sulzer AG+ ..............................     $    193,454
    155,000  Thomas Industries Inc. ..................        3,844,000
     80,000  Trinity Industries Inc. .................        1,316,800
    200,000  TRW Inc. ................................       11,710,000
    200,000  Tyco International Ltd. .................        2,820,000
                                                           ------------
                                                             96,297,068
                                                           ------------
             ELECTRONICS -- 0.9%
    481,019  Agere Systems Inc., Cl. B+ ..............          476,209
      2,400  Fargo Electronics+ ......................           19,680
      6,000  Hitachi Ltd., ADR .......................          297,360
     13,000  Kyocera Corp., ADR ......................          852,670
     22,000  Molex Inc., Cl. A .......................          461,978
    400,000  Oak Technology Inc.+ ....................        1,272,000
    105,000  Sony Corp., ADR .........................        4,315,500
    150,000  Texas Instruments Inc. ..................        2,215,500
    300,000  Thomas & Betts Corp.+ ...................        4,227,000
                                                           ------------
                                                             14,137,897
                                                           ------------
             ENERGY AND UTILITIES -- 6.1%
     30,000  AES Corp.+ ..............................           75,300
    130,000  AGL Resources Inc. ......................        2,871,700
    240,000  BP plc, ADR .............................        9,576,000
     38,000  Brown (Tom) Inc.+ .......................          870,200
    125,000  Burlington Resources Inc. ...............        4,795,000
     22,000  CH Energy Group Inc. ....................        1,032,460
    160,000  ChevronTexaco Corp. .....................       11,080,000
     93,540  ConocoPhillips ..........................        4,325,289
     20,000  Constellation Energy Group Inc. .........          495,800
     60,000  Devon Energy Corp. ......................        2,895,000
     59,998  DPL Inc. ................................          986,967
    100,000  DQE Inc. ................................        1,500,000
     30,000  DTE Energy Co. ..........................        1,221,000
    600,000  Duke Energy Corp. .......................       11,730,000
    130,000  El Paso Corp. ...........................        1,075,100
    285,000  El Paso Electric Co.+ ...................        3,385,800
     94,000  Energy East Corp. .......................        1,862,140
     55,000  EOG Resources Inc. ......................        1,977,800
    310,000  Exxon Mobil Corp. .......................        9,889,000
     10,000  FPL Group Inc. ..........................          538,000
     16,625  GlobalSantaFe Corp. .....................          371,569
    215,000  Halliburton Co. .........................        2,775,650
     46,359  Kerr-McGee Corp. ........................        2,013,835
    100,000  Mirant Corp.+ ...........................          221,000
    180,000  NiSource Inc.+ ..........................          325,800
    150,000  Northeast Utilities .....................        2,535,000
    100,000  Progress Energy Inc., CVO+ ..............           21,000
      7,500  Royal Dutch Petroleum Co. ...............          301,275
     24,000  SJW Corp. ...............................        1,872,000
    325,000  Southwest Gas Corp. .....................        7,231,250
     11,000  UIL Holdings Corp. ......................          389,950
                                                           ------------
                                                             90,240,885
                                                           ------------

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                              MARKET
  SHARES                                                       VALUE
  ------                                                      ------
             COMMON STOCKS (CONTINUED)
             ENTERTAINMENT -- 6.8%
    950,000  AOL Time Warner Inc.+ ...................     $ 11,115,000
    450,000  Disney (Walt) Co. .......................        6,813,000
     19,406  EMI Group plc ...........................           51,881
    100,000  EMI Group plc, ADR ......................          534,680
    150,000  Fox Entertainment Group Inc., Cl. A+ ....        3,304,500
    200,000  GC Companies Inc.+ ......................           59,000
    215,000  Gemstar-TV Guide International Inc.+ ....          541,800
     10,000  Liberty Livewire Corp., Cl. A+ ..........           15,700
  4,480,000  Liberty Media Corp., Cl. A+ .............       32,166,400
    407,500  Metro-Goldwyn-Mayer Inc.+ ...............        4,869,625
     14,000  Regal Entertainment Group, Cl. A+ .......          249,200
    230,000  Six Flags Inc.+ .........................          809,600
    840,000  Viacom Inc., Cl. A+ .....................       34,062,000
    500,000  Vivendi Universal SA, ADR ...............        5,695,000
     35,000  World Wrestling Entertainment Inc.+ .....          292,950
                                                           ------------
                                                            100,580,336
                                                           ------------
             ENVIRONMENTAL SERVICES -- 1.2%
    150,000  Allied Waste Industries Inc.+ ...........        1,102,500
    300,000  Republic Services Inc.+ .................        5,640,000
    500,000  Waste Management Inc. ...................       11,660,000
                                                           ------------
                                                             18,402,500
                                                           ------------
             EQUIPMENT AND SUPPLIES -- 6.4%
    308,000  AMETEK Inc. .............................        8,968,960
      7,000  Amphenol Corp., Cl. A+ ..................          217,000
     70,000  Caterpillar Inc. ........................        2,605,400
    105,000  CIRCOR International Inc. ...............        1,407,000
    190,000  Crown Cork & Seal Co. Inc.+ .............          997,500
    100,000  CTS Corp. ...............................          460,000
      3,000  Danaher Corp. ...........................          170,550
    400,000  Deere & Co. .............................       18,180,000
    220,000  Donaldson Co. Inc. ......................        7,552,600
    191,150  Fedders Corp. ...........................          481,698
    500,000  Flowserve Corp.+ ........................        5,000,000
    160,000  Gerber Scientific Inc.+ .................          616,000
    300,000  GrafTech International Ltd.+ ............        2,175,000
    460,000  IDEX Corp. ..............................       13,133,000
     15,000  Ingersoll-Rand Co., Cl. A ...............          516,600
     90,000  Lufkin Industries Inc. ..................        2,214,000
     18,000  Manitowoc Co. Inc. ......................          492,300
     32,500  Met-Pro Corp. ...........................          443,625
    600,000  Navistar International Corp.+ ...........       13,008,000
     30,000  PACCAR Inc. .............................        1,013,700
    215,000  SPS Technologies Inc.+ ..................        5,359,950
    150,000  Sybron Dental Specialties Inc.+ .........        2,098,500
     30,000  Valmont Industries Inc. .................          700,500
    435,000  Watts Industries Inc., Cl. A ............        7,134,000
    120,000  Weir Group plc ..........................          382,147
                                                           ------------
                                                             95,328,030
                                                           ------------

                                                              MARKET
  SHARES                                                       VALUE
  ------                                                      ------

             FINANCIAL SERVICES -- 5.3%
     25,000  Aegon NV, ADR ...........................     $    235,750
          1  Al-Zar Ltd.+ (a) ........................              140
     14,000  Alleghany Corp.+ ........................        2,653,000
     40,000  Allstate Corp. ..........................        1,422,000
    310,000  American Express Co. ....................        9,665,800
     61,000  Argonaut Group Inc. .....................        1,052,250
     55,000  Bank of New York Co. Inc. ...............        1,580,700
     68,000  Bank One Corp. ..........................        2,543,200
        220  Berkshire Hathaway Inc., Cl. A+ .........       16,258,000
     50,000  BKF Capital Group Inc.+ .................        1,054,000
     22,000  Block (H&R) Inc. ........................          924,220
     50,000  Commerzbank AG ..........................          330,075
    130,000  Commerzbank AG, ADR .....................          854,347
    157,000  Deutsche Bank AG, ADR ...................        7,130,940
     20,000  FleetBoston Financial Corp. .............          406,600
     10,000  Lehman Brothers Holdings Inc. ...........          490,500
     50,000  Leucadia National Corp. .................        1,700,000
    100,000  Mellon Financial Corp. ..................        2,593,000
     25,000  Merrill Lynch & Co. Inc. ................          823,750
     45,000  Metris Companies Inc. ...................          103,950
    409,600  Midland Co. .............................        6,893,568
      2,000  MONY Group Inc. .........................           49,340
    240,000  Phoenix Companies Inc. ..................        3,268,800
      2,500  Prudential Financial Inc.+ ..............           71,400
    100,000  Schwab (Charles) Corp. ..................          870,000
     60,000  St. Paul Companies Inc. .................        1,723,200
     84,000  State Street Corp. ......................        3,245,760
     30,000  Stilwell Financial Inc. .................          362,100
     20,000  SunTrust Banks Inc. .....................        1,229,600
     30,000  T. Rowe Price Group Inc. ................          748,800
     20,000  Travelers Property Casualty Corp., Cl. A+          264,000
      3,000  UBS AG+ .................................          123,000
     10,000  Unitrin Inc. ............................          307,000
      8,500  Value Line Inc. .........................          331,500
    200,000  Wachovia Corp. ..........................        6,538,000
     40,000  Waddell & Reed Financial Inc., Cl. A ....          706,400
                                                           ------------
                                                             78,554,690
                                                           ------------
             FOOD AND BEVERAGE -- 10.0%
     16,700  Brau und Brunnen AG+ ....................          656,025
    224,000  Brown-Forman Corp., Cl. A ...............       15,265,600
      3,000  Cadbury Schweppes plc, ADR ..............           80,010
    110,000  Campbell Soup Co. .......................        2,428,800
    105,000  Coca-Cola Co. ...........................        5,035,800
     50,000  Coca-Cola Enterprises Inc. ..............        1,062,000
     30,000  ConAgra Foods Inc. ......................          745,500
    260,000  Corn Products International Inc. ........        7,475,000
    318,000  Diageo plc, ADR .........................       15,871,380
     20,000  Dreyer's Grand Ice Cream Inc. ...........        1,397,200
      7,400  Farmer Brothers Co. .....................        2,405,015
    192,060  Flowers Foods Inc.+ .....................        4,365,524

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                              MARKET
  SHARES                                                       VALUE
  ------                                                      ------
             COMMON STOCKS (CONTINUED)
             FOOD AND BEVERAGE (CONTINUED)
    245,000  General Mills Inc. ......................     $ 10,882,900
    350,000  Grupo Bimbo SA de CV, Ser. A ............          520,065
     10,000  Hain Celestial Group Inc.+ ..............          146,500
    200,000  Heinz (H.J.) Co. ........................        6,674,000
     57,000  Hershey Foods Corp. .....................        3,536,850
    450,000  Kellogg Co. .............................       14,962,500
    100,000  Kerry Group plc, Cl. A ..................        1,285,619
    165,000  LVMH Moet Hennessy Louis Vuitton, ADR ...        1,204,500
      1,000  Nestle SA ...............................          218,569
  1,090,290  PepsiAmericas Inc. ......................       15,482,118
    420,000  PepsiCo Inc. ............................       15,519,000
    150,000  Ralcorp Holdings Inc.+ ..................        3,190,500
     20,000  Sara Lee Corp. ..........................          365,800
     26,398  Smucker (J.M.) Co. ......................          968,806
    143,221  Tootsie Roll Industries Inc. ............        4,256,528
    250,000  Wrigley (Wm.) Jr. Co. ...................       12,372,500
                                                           ------------
                                                            148,374,609
                                                           ------------
             HEALTH CARE -- 2.4%
     22,000  Abbott Laboratories .....................          888,800
     48,000  Amgen Inc.+ .............................        2,001,600
     25,000  Apogent Technologies Inc.+ ..............          466,500
     36,000  Biogen Inc.+ ............................        1,053,720
    170,000  Bristol-Myers Squibb Co. ................        4,046,000
      5,000  Centerpulse AG+ .........................          753,452
     40,000  Chiron Corp.+ ...........................        1,397,600
     10,000  GlaxoSmithKline plc, ADR ................          384,300
     25,000  Inverness Medical Innovations Inc.+ .....          237,250
     53,520  Invitrogen Corp.+ .......................        1,823,426
     60,000  Johnson & Johnson .......................        3,244,800
    155,000  Merck & Co. Inc. ........................        7,085,050
    290,000  Pfizer Inc. .............................        8,415,800
     50,000  Pharmacia Corp. .........................        1,944,000
     40,000  Schering-Plough Corp. ...................          852,800
      8,000  VISX Inc.+ ..............................           73,840
     70,000  Women First HealthCare Inc.+ ............          327,600
     45,000  Wyeth ...................................        1,431,000
      2,200  Zimmer Holdings Inc.+ ...................           84,348
                                                           ------------
                                                             36,511,886
                                                           ------------
             HOTELS AND GAMING -- 2.4%
     84,300  Aztar Corp.+ ............................        1,113,603
    100,000  Boca Resorts Inc., Cl. A+ ...............        1,020,000
    410,000  Gaylord Entertainment Co.+ ..............        7,757,200
     40,000  GTECH Holdings Corp.+ ...................          992,800
     12,000  Harrah's Entertainment Inc.+ ............          578,520
  2,750,000  Hilton Group plc ........................        6,919,541
    780,000  Hilton Hotels Corp. .....................        8,876,400
     65,000  Mandalay Resort Group+ ..................        2,180,750
     30,000  MGM Mirage+ .............................        1,119,000
    220,000  Park Place Entertainment Corp.+ .........        1,749,000

                                                              MARKET
  SHARES                                                       VALUE
  ------                                                      ------
    140,000  Starwood Hotels & Resorts Worldwide Inc.      $  3,122,000
     60,000  Trump Hotels & Casino Resorts Inc.+ .....          135,000
                                                           ------------
                                                             35,563,814
                                                           ------------
             METALS AND MINING -- 1.4%
     55,000  Alcoa Inc. ..............................        1,061,500
    259,000  Barrick Gold Corp. ......................        4,027,450
    300,000  Echo Bay Mines Ltd.+ ....................          336,000
    500,000  Newmont Mining Corp. ....................       13,755,000
    170,000  Placer Dome Inc. ........................        1,552,100
    250,000  Royal Oak Mines Inc.+ ...................            4,125
      2,000  TVX Gold Inc.+ ..........................           28,360
                                                           ------------
                                                             20,764,535
                                                           ------------
             PAPER AND FOREST PRODUCTS -- 0.4%
    225,000  MeadWestvaco Corp. ......................        4,322,250
     10,000  Rayonier Inc. ...........................          419,100
     35,000  Sealed Air Corp.+ .......................          591,150
                                                           ------------
                                                              5,332,500
                                                           ------------
             PUBLISHING -- 5.5%
    225,000  Belo Corp., Cl. A .......................        4,923,000
     20,000  Dow Jones & Co. Inc. ....................          768,200
     20,000  EMAP plc ................................          212,933
     50,000  Lee Enterprises Inc. ....................        1,643,000
     60,000  McClatchy Co., Cl. A ....................        3,657,000
    140,000  McGraw-Hill Companies Inc. ..............        8,570,800
    408,000  Media General Inc., Cl. A ...............       20,746,800
     82,000  Meredith Corp. ..........................        3,530,100
    132,000  New York Times Co., Cl. A ...............        5,999,400
     14,000  News Corp. Ltd., ADR ....................          269,500
    500,000  PRIMEDIA Inc.+ ..........................          695,000
    130,000  Pulitzer Inc. ...........................        5,414,500
    170,000  Reader's Digest Association Inc., Cl. B .        3,148,400
    126,000  Scripps (E.W.) Co., Cl. A ...............        8,731,800
     94,640  Seat-Pagine Gialle SpA+ .................           54,901
    120,000  Thomas Nelson Inc.+ .....................        1,056,000
    292,550  Tribune Co. .............................       12,231,516
                                                           ------------
                                                             81,652,850
                                                           ------------
             REAL ESTATE -- 1.3%
    385,000  Catellus Development Corp.+ .............        7,103,250
     48,000  Florida East Coast Industries Inc., Cl. A        1,132,800
     72,082  Florida East Coast Industries Inc., Cl. B        1,582,200
     88,000  Griffin Land & Nurseries Inc.+ ..........        1,179,200
      3,961  HomeFed Corp.+ ..........................            3,921
    312,000  St. Joe Co. .............................        8,611,200
                                                           ------------
                                                             19,612,571
                                                           ------------
             RETAIL -- 2.5%
     28,000  Aaron Rents Inc. ........................          644,000
     30,000  Aaron Rents Inc., Cl. A .................          715,500
    200,000  Albertson's Inc. ........................        4,832,000
    600,000  AutoNation Inc.+ ........................        6,912,000

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                             MARKET
  SHARES                                                      VALUE
  ------                                                     ------
             COMMON STOCKS (CONTINUED)
             RETAIL (CONTINUED)
     50,000  Blockbuster Inc., Cl. A .................    $   1,240,000
    169,000  Burlington Coat Factory Warehouse Corp. .        3,042,000
      4,000  Coldwater Creek Inc.+ ...................           52,720
      4,000  Delhaize Le Lion SA, ADR ................           64,760
    140,000  Kroger Co.+ .............................        1,974,000
    172,200  Lillian Vernon Corp. ....................          945,378
      7,300  Neiman Marcus Group Inc., Cl. A+ ........          191,625
    660,000  Neiman Marcus Group Inc., Cl. B+ ........       16,170,000
    180,000  Rite Aid Corp.+ .........................          378,000
                                                          -------------
                                                             37,161,983
                                                          -------------
             SATELLITE -- 0.2%
    275,099  General Motors Corp., Cl. H+ ............        2,517,156
    250,000  Loral Space & Communications Ltd.+ ......           67,500
                                                          -------------
                                                              2,584,656
                                                          -------------
             SPECIALTY CHEMICALS -- 1.9%
    445,000  Ferro Corp. .............................       10,279,500
    130,000  Fuller (H.B.) Co. .......................        3,458,000
    121,000  General Chemical Group Inc.+ ............          320,650
    150,000  Great Lakes Chemical Corp. ..............        3,603,000
    380,000  Hercules Inc.+ ..........................        3,499,800
    211,800  Material Sciences Corp.+ ................        2,577,606
    630,000  Omnova Solutions Inc.+ ..................        2,891,700
     75,000  Rohm and Haas Co. .......................        2,325,000
                                                          -------------
                                                             28,955,256
                                                          -------------
             TELECOMMUNICATIONS -- 6.5%
      7,500  Allegiance Telecom Inc.+ ................            6,225
    100,000  ALLTEL Corp. ............................        4,013,000
  1,050,000  AT&T Corp. ..............................       12,610,500
    250,000  BCE Inc. ................................        4,425,000
    130,000  BellSouth Corp. .........................        2,386,800
     14,000  Brasil Telecom Participacoes SA, ADR ....          310,940
    600,000  Broadwing Inc.+ .........................        1,188,000
    300,000  BT Group plc ............................          776,089
     30,200  BT Group plc, ADR .......................          780,368
    250,000  Cable & Wireless plc, ADR ...............        1,350,000
    550,000  CenturyTel Inc. .........................       12,336,500
    380,000  Citizens Communications Co.+ ............        2,576,400
    322,600  Commonwealth Telephone Enterprises Inc.+        11,216,802
     35,000  Commonwealth Telephone Enterprises Inc.,
               Cl. B+ ................................        1,217,650
    170,132  Deutsche Telekom AG, ADR ................        1,406,992
     70,000  France Telecom SA, ADR ..................          488,600
  2,500,000  Qwest Communications International Inc.+         5,700,000
     40,000  RCN Corp.+ ..............................           20,400
     10,000  Rogers Communications Inc., Cl. B+ ......           63,043
    430,000  Rogers Communications Inc., Cl. B, ADR+ .        2,700,400
    200,000  SBC Communications Inc. .................        4,020,000
    400,000  Sprint Corp. - FON Group ................        3,648,000
     10,000  Swisscom AG, ADR ........................          275,500
     75,403  Tele Norte Leste Participacoes SA, ADR ..          399,636

                                                             MARKET
  SHARES                                                      VALUE
  ------                                                     ------
    500,000  Telecom Italia SpA ......................    $   3,562,640
    117,000  Telecom Italia SpA, ADR .................        8,347,950
     92,897  Telefonica SA, ADR+ .....................        2,075,319
     12,080  Telefonica SA, BDR+ .....................           86,616
     20,000  Telefonos de Mexico SA, Cl. L, ADR ......          563,000
     37,500  TELUS Corp. .............................          277,546
     22,500  TELUS Corp., ADR ........................          166,528
     26,500  TELUS Corp., Non-Voting .................          180,429
      7,500  TELUS Corp., Non-Voting, ADR ............           51,065
    290,000  Verizon Communications Inc. .............        7,957,600
                                                          -------------
                                                             97,185,538
                                                          -------------
             TRANSPORTATION -- 0.1%
     85,000  AMR Corp.+ ..............................          355,300
     50,000  Grupo TMM SA de CV, Cl. A, ADR+ .........          305,500
      4,000  Kansas City Southern+ ...................           49,600
      4,000  Providence & Worcester Railroad Co. .....           27,440
      5,000  Ryder System Inc. .......................          124,650
                                                          -------------
                                                                862,490
                                                          -------------
             WIRELESS COMMUNICATIONS -- 3.6%
     75,000  America Movil SA de CV, Cl. L, ADR ......          906,000
    600,000  AT&T Wireless Services Inc.+ ............        2,472,000
    300,000  Leap Wireless International Inc.+ .......           69,000
    350,000  mm02 plc+ ...............................          220,167
    155,000  mm02 plc, ADR+ ..........................          959,450
    280,000  Nextel Communications Inc., Cl. A+ ......        2,114,000
    100,000  Nextel Partners Inc., Cl. A+ ............          538,000
     50,000  Price Communications Corp.+ .............          565,000
    265,000  Rogers Wireless Communications Inc.,
               Cl. B+ ................................        1,446,900
    800,000  Sprint Corp. - PCS Group+ ...............        1,568,000
      6,750  Tele Celular Sul Participacoes SA, ADR ..           44,550
     22,500  Tele Centro Oeste Celular Participacoes SA,
               ADR ...................................           52,200
      1,350  Tele Leste Celular Participacoes SA, ADR             6,683
      3,375  Tele Nordeste Celular Participacoes SA, ADR         43,200
      1,350  Tele Norte Celular Participacoes SA, ADR+            4,968
  1,800,000  Telecom Italia Mobile SpA ...............        7,008,667
      3,375  Telemig Celular Participacoes SA, ADR ...           45,191
    695,000  Telephone & Data Systems Inc. ...........       35,062,750
     27,000  Telesp Celular Participacoes SA, ADR+ ...           48,870
     27,000  Vodafone Group plc, ADR .................          346,410
                                                          -------------
                                                             53,522,006
                                                          -------------
             TOTAL COMMON STOCKS .....................    1,404,300,679
                                                          -------------
             PREFERRED STOCKS -- 3.1%
             AEROSPACE -- 0.3%
     30,000  Northrop Grumman Corp.,
              7.000% Cv. Pfd., Ser. B ................        4,290,000
                                                          -------------
             METALS AND  MINING -- 0.0%
     15,000  Freeport-McMoRan  Copper & Gold Inc.,
              7.000% Cv. Pfd. ........................          249,000
                                                          -------------

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                             MARKET
  SHARES                                                      VALUE
  ------                                                     ------
             PREFERRED STOCKS (CONTINUED)
             PUBLISHING -- 2.8%
  2,481,181  News Corp. Ltd., Pfd., ADR ..............   $   41,187,605
                                                         --------------
             TELECOMMUNICATIONS -- 0.0%
     20,000  Citizens Communications Co.,
              5.000% Cv. Pfd. ........................          654,200
                                                         --------------
             WIRELESS COMMUNICATIONS -- 0.0%
  7,686,101  Telesp Celular Participacoes SA, Pfd.+ ..            5,314
                                                         --------------
             TOTAL PREFERRED STOCKS ..................       46,386,119
                                                         --------------
 PRINCIPAL
  AMOUNT
 --------
             CORPORATE BONDS -- 0.3%
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.1%
$ 1,300,000  Standard Motor Products Inc.,
              Sub. Deb. Cv.,
              6.750%, 07/15/09 .......................        1,001,000
                                                         --------------
             CABLE -- 0.0%
  1,300,000  Charter Communications Inc., Cv.,
              4.750%, 06/01/06 .......................          563,875
                                                         --------------
             ELECTRONICS -- 0.1%
  3,500,000  Agere Systems Inc., Sub. Deb. Cv.,
              6.500%, 12/15/09 .......................        1,925,000
    300,000  Oak Industries Inc., Sub. Deb. Cv.,
              4.875%, 03/01/08 .......................          150,750
                                                         --------------
                                                              2,075,750
                                                         --------------
             HEALTH CARE -- 0.1%
  1,000,000  IVAX Corp., Sub. Deb. Cv.,
              5.500%, 05/15/07 .......................          847,500
                                                         --------------
             TOTAL CORPORATE BONDS ...................        4,488,125
                                                         --------------

 PRINCIPAL                                                   MARKET
  AMOUNT                                                      VALUE
 --------                                                    ------
             U.S. GOVERNMENT OBLIGATIONS -- 3.2%
$47,213,000  U.S. Treasury Bills,
              1.680% to 1.721%++,
              10/03/02 to 10/17/02 ...................   $   47,186,163
                                                         --------------
             TOTAL INVESTMENTS -- 100.9%
              (Cost $1,316,476,901) ..................    1,502,361,086

             OTHER ASSETS AND
               LIABILITIES (NET) -- (0.9)% ...........      (13,375,622)
                                                         --------------
             NET ASSETS -- 100.0% ....................   $1,488,985,464
                                                         ==============

                                            SETTLEMENT     UNREALIZED
                                               DATE       APPRECIATION
                                            ----------    ------------
             FORWARD FOREIGN EXCHANGE CONTRACTS -- 0.0%
20,500,000(b)  Deliver Hong Kong Dollars
               in exchange for
               USD 2,627,026 ................ 08/01/03           $2,270
                                                                 ======
----------------
 (a)   Security fair valued under procedures established by the
       Board of Trustees.
 (b)   Principal amount denoted in Hong Kong Dollars.
 +     Non-income producing security.
 ++    Represents annualized yield at date of purchase.
 ADR - American Depository Receipt.
 BDR - Brazilian Depository Receipt.
 USD - U.S. Dollars.

                             GABELLI FAMILY OF FUNDS

VALUE ________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is
capital appreciation. (MULTICLASS)             PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GROWTH ______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                    PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH _________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
GABELLI WESTWOOD MIGHTY MITESSM FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                             CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE, MARK FREEMAN

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY ____________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR ______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (CLASS AAA-NO-LOAD)                TEAM MANAGED

MERGER AND ARBITRAGE ______________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO MANAGER:  MARIO J. GABELLI,  CFA

CONTRARIAN  __________________________________
GABELLI  MATHERS FUND
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

SMALL CAP GROWTH __________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

FIXED INCOME ________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)
                                           PORTFOLIO MANAGER:  MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET __________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury securities and repurchase agreements. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

 TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A
  MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE
             PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                             THE GABELLI ASSET FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.

                                BOARD OF TRUSTEES

Mario J. Gabelli, CFA                             Anthony R. Pustorino
CHAIRMAN AND CHIEF                                CERTIFIED PUBLIC ACCOUNTANT
INVESTMENT OFFICER                                PROFESSOR EMERITUS
GABELLI ASSET MANAGEMENT INC.                     PACE UNIVERSITY

Anthony J. Colavita                               Werner J. Roeder, MD
ATTORNEY-AT-LAW                                   VICE PRESIDENT/MEDICAL AFFAIRS
ANTHONY J. COLAVITA, P.C.                         LAWRENCE HOSPITAL CENTER

James P. Conn                                     Anthonie C. van Ekris
FORMER CHIEF INVESTMENT OFFICER                   MANAGING DIRECTOR
FINANCIAL SECURITY ASSURANCE                      BALMAC INTERNATIONAL, INC.
HOLDINGS LTD.

John D. Gabelli                                   Salvatore J. Zizza
SENIOR VICE PRESIDENT                             CHAIRMAN
GABELLI & COMPANY, INC.                           HALLMARK ELECTRICAL SUPPLIES
                                                  CORP.

Karl Otto Pohl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK

                         OFFICERS AND PORTFOLIO MANAGER
Mario J. Gabelli, CFA                             Bruce N. Alpert
PORTFOLIO MANAGER                                 PRESIDENT AND TREASURER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Asset Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
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GAB405Q302SR


[GRAPHIC OMITTED]
PICTURE OF MARIO GABELLI



THE
GABELLI
ASSET
FUND

                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2002